EXHIBIT 4g


                                  THIRD AMENDMENT
                                         TO
                      REVOLVING CREDIT AGREEMENT (FACILITY A)


           THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (FACILITY A) (this "Amendment") dated as of June 28, 1996 is among TANDY
             ---------
      CORPORATION, a Delaware corporation (the "Company"), the Retiring Bank
                                                -------
      (as defined below), and the banks and other financial institutions listed on the signature pages under the heading Banks including the New Banks (as defined below) (collectively, the "Banks"), and TEXAS
                                                   -----
      COMMERCE BANK NATIONAL ASSOCIATION, as agent (in such capacity, the "Agent") for the Banks.
       -----

                               PRELIMINARY STATEMENT
                               ---------------------

           (a) The Company, certain of the Banks, BARCLAYS BANK PLC ("Barclays"), the Retiring Bank and the Agent entered into a Revolving
        --------
      Credit Agreement (Facility A) (the "Original Credit Agreement") dated
                                          -------------------------
      as of May 27, 1994.

           (b) The Company, certain of the Banks, the Retiring Bank, Barclays and the Agent entered into the Agreement and First Amendment To Revolving Credit Agreement (Facility A) ("First Amendment") dated as of May 26, 1995
                                      ---------------
      modifying the Original Credit Agreement by inter alia adding CITICORP
      USA, INC. ("Citicorp"), and COMMERZBANK AKTIENGELLSCHAFT, ATLANTA
                  --------
      AGENCY ("Commerzbank"), as Banks under the Credit Agreement, retiring
               -----------
      Barclays as a Bank thereunder, modifying the Commitment amount for each Bank and amending the definition of "Maturity Date".

           (c) The Company, certain of the Banks, the Retiring Bank, and the Agent entered into the Second Amendment to Revolving Credit Agreement (Facility A) (the "Second Amendment") dated as of May 24, 1996
                         ----------------
      modifying the Original Credit Agreement, as amended by the First Amendment, by further amending the definition of Maturity Date (the Original Credit Agreement as amended by the First Amendment and the Second Amendment being the "Credit Agreement").
                                  ----------------

           (d) There are no outstanding loan balances or any advances owed by the Company to any of the Banks pursuant to the Credit Agreement.

           (e) The Company has requested certain provisions of the Credit Agreement be amended, and that each of the Banks have a Commitment equal to the amount shown opposite its signature on the signature pages hereof.

           (f) THE CHASE MANHATTAN BANK, N.A. (the "Retiring Bank"), no longer
                                                    -------------
      wishes to be a party to the Credit Agreement and each of UNION BANK OF SWITZERLAND and THE SAKURA BANK, LIMITED (collectively, the "New Banks"),
                                                                   ---------
      wishes to become a party to the Credit Agreement as amended hereby.

           (g) All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

           NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company, the Banks, the Retiring Bank and the Agent hereby agree as follows:

           SECTION 1.  Amendment to Section 1.01 of the Credit Agreement. The
                       -------------------------------------------------
      definitions of the terms "Applicable Fee Percentage", "Applicable Margin" and "Maturity Date" contained in Section 1.01 of the Credit Agreement are hereby amended in their entirety to read as follows:

           "'Applicable Fee Percentage' means, on any date, .07%.".

           "'Applicable Margin' means, on any date, with respect to Eurodollar Loans, .23%; Certificate of Deposit Loans, .355%; and Alternate Base Rate Loans, 0%.".

           "'Maturity Date' means June 26, 1997, or the earlier termination of the Commitments pursuant to Section 7.01.".
                                     ------------

           SECTION 2.  Amendment to Section 6.10 of the Credit Agreement.
                       -------------------------------------------------
      Section 6.10 of the Credit Agreement is hereby amended in its entirety to read as follows:

           "The Company will not permit its Consolidated Tangible Net Worth to be less than $1,000,000,000.".

           SECTION 3.  Commitment of Banks. Effective as of the date hereof,
                       -------------------
      each of the Banks shall have a Commitment equal to the amount shown opposite its signature on the signature pages hereof (such Bank's
      "New Commitment").
       --------------

           SECTION 4.  Conditions to Effectiveness. This Amendment shall become
                       ---------------------------
      effective when, and only when, the following conditions have been fulfilled:

           (a) the Company and the Banks shall have executed a counterpart of this Amendment;

           (b) the Agent shall have executed a counterpart of this Amendment and shall have received counterparts of this Amendment executed by the Company and the Banks;

           (c) the Agent shall have received a Note dated of even date herewith executed by the Company and payable to the order of each New Bank; and

           (d) the Agent shall have received from the Company a certificate of the Secretary or Assistant Secretary of the Company certifying that attached thereto is (i) a true and complete copy of the general borrowing resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of the Credit Agreement, as amended hereby, and (ii) the incumbency and specimen signature of each officer of the Company executing this Amendment.

           SECTION 5.  Representations and Warranties True; No Default or Event
                       --------------------------------------------------------
      of Default. The Company hereby represents and warrants to the Agent and
      ----------
      the Banks that after giving effect to the execution and delivery of this Amendment (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date and (b) no Default or Event of Default has occurred and is continuing.

          SECTION 6.  Reference to the Credit Agreement and Effect on the Notes.
                       ---------------------------------------------------------

           (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended and affected hereby.

           (b) Upon the effectiveness of this Amendment, each reference in the Notes to "the Credit Agreement" shall mean and be a reference to the Credit Agreement, as amended and affected hereby.

           (c) Upon the effectiveness of this Amendment, each reference in the Credit Agreement and the Notes to the "Applicable Fee Percentage", "Applicable Margin" and "Maturity Date" shall mean and be a reference to such terms as modified pursuant to Section 1.
                                         ---------

           (d) Upon the effectiveness of this Amendment, each reference in the Credit Agreement and Notes to a Bank's "Commitment" shall mean and be a reference to such Bank's New Commitment.

           (e) Upon the effectiveness of this Amendment, the Retiring Bank shall cease to be a Bank and to have any obligation to the Company under the Credit Agreement and under the Credit Agreement as amended hereby, and the Company shall have no further obligations to the Retiring Bank under the Credit Agreement and under the Credit Agreement as amended hereby, except under any indemnities contained in the Credit Agreement as amended hereby that expressly provide that they survive the termination of the Credit Agreement.

           (f) The Credit Agreement and the Notes, as amended and affected hereby, shall remain in full force and effect and are hereby ratified and confirmed.

           SECTION 7.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
                       -------------
      CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW AND SHALL BE BINDING UPON THE COMPANY, THE BANKS AND THE AGENT AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

           SECTION 8.  Descriptive Headings. The section headings appearing in
                       --------------------
      this Amendment have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Amendment.

           SECTION 9.  FINAL AGREEMENT OF THE PARTIES. THE CREDIT AGREEMENT
                       ------------------------------
      (INCLUDING THE EXHIBITS AND SCHEDULE THERETO), AS AMENDED HEREBY, THE NOTES, THE AGENT'S LETTER AND THE OTHER LOAN DOCUMENTS, CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RESPECTING THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES RESPECTING THE SUBJECT MATTER HEREOF AND THEREOF.

           SECTION 10.  Execution in Counterparts. This Amendment may be
                        -------------------------
      executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the date first stated herein, by their respective officers thereunto duly authorized.


                           TANDY CORPORATION


                           By:  /s/ Loren K. Jensen
                                ------------------------------
                           Name:  Loren K. Jensen
                           Title: Vice President-Treasurer

                           TEXAS COMMERCE BANK
                           NATIONAL ASSOCIATION, as Agent

                           By:  /s/ B.B. Wuthrich
                                ------------------------------
                           Name:  B.B. Wuthrich
                           Title: Vice President

      Commitment:          Banks
      ----------           -----

      $ 14,000,000.00      BANK OF AMERICA ILLINOIS, as successor to
                           Bank of America National Trust and Savings
                           Association



                           By:  /s/ W. Thomas Barnett
                                ------------------------------
                           Name:  W. Thomas Barnett
                           Title: Vice President

      Commitment:          Banks
      ----------           -----

      $ 14,000,000.00      THE BANK OF NEW YORK



                           By:  /s/ Charlotte Sohn
                                ------------------------------
                           Name:  Charlotte Sohn
                           Title: Vice President

      Commitment:          Banks
      ----------           -----

      $ 9,000,000.00       BANK ONE, TEXAS, N.A.



                           By:  /s/ John D. Hudgens
                                ------------------------------
                           Name:  John D. Hudgens
                           Title: Vice President

      Commitment:          Banks
      ----------           -----

      $ 9,000,000.00       BANK OF TOKYO-MITSUBISHI TRUST
                           COMPANY, SUCCESSOR BY MERGER
                           TO THE BANK OF TOKYO TRUST COMPANY



                           By:  /s/ M. R. Marron
                                ------------------------------
                           Name:  M. R. Marron
                           Title: Vice President

      Commitment:          Banks
      ----------           -----

      $ 14,000,000.00      CREDIT LYONNAIS NEW YORK BRANCH


                           By:  /s/ Robert Ivosevich
                                ------------------------------
                           Name:  Robert Ivosevich
                           Title: Senior Vice President

      Commitment:          Banks
      ----------           -----

      $ 9,000,000.00       THE FIRST NATIONAL BANK OF BOSTON



                           By:  /s/ Judith C. E. Kelly
                                ------------------------------
                           Name:  Judith C. E. Kelly
                           Title: Vice President

      Commitment:          Banks
      ----------           -----

      $ 9,000,000.00       FIRST UNION NATIONAL BANK OF
                           NORTH CAROLINA



                           By:  /s/ Jane W. Workman
                                ------------------------------
                           Name:  Jane W. Workman
                           Title: Senior Vice President

      Commitment:          Banks
      ----------           -----

      $ 14,000,000.00      MELLON BANK, N.A.


                           By:  /s/ Marc T. Kennedy
                                ------------------------------
                           Name:  Marc T. Kennedy
                           Title: Assistant Vice President

      Commitment:          Banks
      ----------           -----

      $ 9,000,000.00       NATIONAL WESTMINSTER BANK, Plc



                           By:  /s/ Marilyn A. Windsor
                                ------------------------------
                           Name:  Marilyn A. Windsor
                           Title: Vice President

                           NATIONAL WESTMINSTER BANK, Plc
                           Nassau Branch

                           By:  /s/ Marilyn A. Windsor
                                ------------------------------
                           Name:  Marilyn A. Windsor
                           Title: Vice President





      Commitment:          Banks
      ----------           -----

      $ 14,000,000.00      NATIONSBANK OF TEXAS, N.A.




                           By:  /s/ Todd Shipley
                                ------------------------------
                           Name:  Todd Shipley
                           Title: Senior Vice President

      Commitment:          Banks
      ----------           -----

      $ 9,000,000.00       SOCIETE GENERALE, SOUTHWEST AGENCY



                           By:  /s/ Louis P. Laville, III
                                ------------------------------
                           Name:  Louis P. Laville, III
                           Title: Vice President

      Commitment:          Banks
      ----------           -----

      $ 9,000,000.00       THE SUMITOMO BANK, LIMITED
                           HOUSTON AGENCY



                           By:  /s/ Harumitsu Seki
                                ------------------------------
                           Name:  Harumitsu Seki
                           Title: General Manager

      Commitment:          Banks
      ----------           -----

      $ 17,000,000.00      TEXAS COMMERCE BANK
                           NATIONAL ASSOCIATION




                           By:  /s/ B.B. Wuthrich
                                ------------------------------
                           Name:  B.B. Wuthrich
                           Title: Vice President

      Commitment:          Banks
      ----------           -----

      $ 9,000,000.00       TORONTO DOMINION (TEXAS), INC.



                           By:  /s/ David G. Parker
                                ------------------------------
                           Name:  David G. Parker
                           Title: Vice President

      Commitment:          Banks
      ----------           -----

      $ 14,000,000.00      CITICORP USA, INC.



                           By:  /s/ Marjorie Futornick
                                ------------------------------
                           Name:  Marjorie Futornick
                           Title: Vice President

      Commitment:          Banks
      ----------           -----

      $ 9,000,000.00       COMMERZBANK, AKTIENGESELLSCHAFT,
                           ATLANTA AGENCY



                           By:  /s/ A. Bremer
                                ------------------------------
                           Name:  A. Bremer
                           Title: Senior Vice President


                           By:  /s/ E. Kagerer
                                ------------------------------
                           Name:  E. Kagerer
                           Title: Assistant Vice President

      Commitment:          Banks
      ----------           -----

      $ 9,000,000.00       UNION BANK OF SWITZERLAND



                           By:  /s/ Michael J Ahearn
                                ------------------------------
                           Name:  Michael J. Ahearn
                           Title: Managing Director


                           By:  /s/ Freddy Imholz
                                ------------------------------
                           Name:  Freddy Imholz
                           Title: Vice President

      Commitment:          Banks
      ----------           -----

      $ 9,000,000.00       THE SAKURA BANK, LIMITED



                           By:  /s/ Akira Hara
                                ------------------------------
                           Name:  Akira Hara
                           Title: General Manager

                           Retiring Bank
                           -------------

                           THE CHASE MANHATTAN BANK, N.A.


                           By:  /s/ Ellen L. Gertzog
                                ------------------------------
                           Name:  Ellen L. Gertzog
                           Title: Vice President